FORM 8-K SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): November 27, 2001
TELEPHONE AND DATA SYSTEMS, INC. (Exact name of registrant as specified in its charter)
Deleware (State or other jurisdiction of incorporation)	1-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900
Not Applicable (Fomer name or former address, if changed since last report)

Item 5.  Other Events.

            Telephone and Data Systems, Inc. and United States Cellular Corporation, an over 80%-owned subsidiary of Telephone and Data Systems, Inc., announced that Black Crow Wireless L.P. has signed a settlement agreement reached among the Federal Communications Commission, the U.S. government, NextWave Personal Communications, Inc. and a majority of the winning bidders in the FCC's Auction (No. 35) that concluded in January 2001. U.S. Cellular is a limited partner in Black Crow Wireless, L.P.

             This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by Telephone and Data Systems, Inc. and U.S. Cellular on November 27, 2001 relating to such announcement as an exhibit.

Item 7.  Financial Statements and Exhibits

             Exhibits

             The exhibits accompanying this report are listed in the accompanying Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: November 27, 2001

By: /s/ D. Michael Jack

D. Michael Jack, Vice President and Controller (Principal Accounting Officer)

3 EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Telephone and Data Systems, Inc. and U.S. Cellular Corporation's News Release, dated November 27, 2001, announcing Black Crow Wireless, L.P. has signed the NextWave settlement agreement.

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